Exhibit "A"

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT, (this "Agreement") is made this 27th day of December, 1999, by and between A-Z Professional Consultants, Inc. Retirement Trust, (hereinafter referred to as "Buyer") and Leland L. Stringer, Barry Vichnick, Allen Nelson, and Pamela Nissen all individual residents of the state of California, (hereinafter referred to as "Sellers").

                                   WITNESSETH

         WHEREAS, Sellers hold 25,000,000 restricted shares of the Common Stock of Professional Wrestling Alliance Corporation, a Delaware corporation ("PWAA") (Leland L. Stringer, 8,250,000, shares; Barry Vichnick, 7,500,000 shares; Allen Nelson, 6,250,000 shares and Pamela Nissen 3,000,000 shares);

         WHEREAS, Buyer desires to acquire 25,000,000 shares of Seller's Common Stock in Professional Wrestling Alliance Corporation(the "Stock") in exchange for a cash payment of Ten Thousand dollars ($10,000) and Sellers desire to exchange such Stock on the terms and conditions contained herein, subject to satisfaction of those certain conditions to closing hereinafter set forth.

         NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto do agree as follows:

         l. Acquisition of Stock. Sellers hereby agree to deliver to Buyer and to assign, transfer and convey to Buyer free and clear of all liabilities, liens, claims, security interests and encumbrances and restrictions of any kind, and Buyer hereby agrees to acquire from Sellers, all of the Stock upon the terms and subject to the conditions hereinafter set forth. Sellers shall deliver to Buyer at closing certificates for the Stock duly executed for transfer to Buyer on the stock books and records of PWAA. The Stock of Sellers will be delivered in a non-public offering and under corresponding applicable state law.

                  (a) Buyer, and its assigns, must not sell said stock for one year after close of escrow.

                  (b) Buyer hereby acknowledges that the shares of Rule 144 common stock exchanged herein are being acquired for its own account and for investment and not with the view of public resale or distribution.

                  (c) Buyer hereby acknowledges that it is aware that the securities are restricted as the term is defined in Rule 144 of the Securities Act of 1933. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. The minimum period of restriction is 12 months from the date of issuance.

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         2. Purchase  Price/Payment.  Buyer shall  provide,  in exchange for the
Stock, the cash payment of $10,000 (the "Purchase Price"). The entire Purchase Price shall be paid within 3 days after the execution of this Agreement.

         3. Closing Date. Buyer and Seller shall execute and deliver all other instruments and perform all duties and obligations imposed on them hereunder in order to consummate the exchange of the Stock for the Restricted Stock by 5:00 p.m., December 30, 1999 ("Closing Date") or such earlier date which shall be mutually agreeable to both parties.

         4.       Conditions Precedent to Closing.


         4.1 Conditions to Buyer's Obligation. The obligations of Buyer are subject, at its option, to fulfillment on or before the Closing Date, of each of the following conditions:

                  (a) PWAA shall not since the date of this Agreement have (i) issued or sold any shares, bonds or other corporate securities, or given options or rights to purchase or otherwise acquire such shares, bonds or corporate securities, (ii) incurred any obligation or liability, absolute or contingent, except current liabilities and obligations incurred in the ordinary course of business, (iii) discharged or paid any obligation or liability, absolute or contingent, other than current liabilities and obligations incurred in the ordinary course of business, (iv) made any payment or distribution to its shareholders or purchased or redeemed any of its shares, (v) mortgaged, pledged, created a security interest in, or subjected to lien or other encumbrance, any of its assets, tangible or intangible, except in the ordinary course of business, (vi) sold, assigned or transferred any intangible assets, (vii) entered into any transaction other than in the ordinary course of business or
(viii) suffered any loss of its assets.

                  (b) The representations and warranties of the respective parties, and the contents of any certificates furnished on their behalf, shall be true and correct.

         4.2 Conditions to Seller's Obligations. The obligations of Sellers are subject, at theiroption, to the fulfillment of Buyer, on or before the Closing Date, of each of the following conditions:

                  (a) The representations and warranties of the respective parties, and the contents of any certificates furnished on their behalf, shall be true and correct.

         4.3 Each Party's Right to Cancel this Transaction. In the event any of the foregoing conditions are not resolved to each of the parties' satisfaction, then either party may cancel this Agreement by giving notice of cancellation to the other party, in which case all funds and materials previously paid or provided to Sellers shall be returned to Buyer, and all materials furnished to Buyer shall be returned to Sellers.

         5.       Representations, Warranties and Covenants.

         5.l Seller's  Representations  and  Warranties.  In connection with the
transaction   contemplated  by  this  Agreement,   Sellers  make  the  following
representations, warranties and covenants as follows:

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                  (a) Seller shave paid, or will pay on or before  Closing Date, all taxes (income tax, payroll withholding or unemployment contributions, state or federal) as well as accrued operating expenses and trade accounts payable incurred in connection with Seller's business and its Assets.

                  (b) Sellers have not entered into any contract or agreement to sell, mortgage or otherwise encumber the Shares.

                  (c) Sellers, to the best of their knowledge and information, knows of no patent or latent defects in the Shares.

                  (d) There are no  creditors  of Sellers or other  entities and persons of all kinds and nature whatsoever who have any liens, claims, security interests or encumbrances which would affect Seller's ability to pass clear title to the Stock to Buyer on the Closing Date or who claim any lien, claim, security interest, encumbrance, ownership right, beneficial interest or claim of right in and to the business and/or Assets or who may have any claim or right to assert a claim against the shareholder(s) individually of Sellers, not previously disclosed to the Buyer.

                  (e) The Stock being sold pursuant to this Agreement will be validly issued at closing and will be fully paid and nonassessable. There are no outstanding subscriptions, options or other agreements obligating Sellers to issue additional shares or any other securities of any class.

                  (f) As of the date hereof, Sellers have no liabilities, absolute or contingent, and there is no litigation, proceeding, judgment, order, or decree pending, or, to the knowledge of Sellers, threatened against Sellers, or to which Sellers are a party or by which they are bound, by any person, firm, corporation or association, or by or before any public body, agency or authority, which has or may have an adverse effect on the financial condition of Sellers except as previously disclosed in writing by Sellers to Buyer.

                  (g) Sellers are the sole owners of all legal and beneficial interests (including, without limitation good and marketable title) in, and has good and marketable title to, all of the Assets, with the absolute right to own, sell, transfer, encumber, use, assign and transfer the same to any person or entity whatsoever free and clear of all liens, pledges, security interests or encumbrances of any kind or nature whatsoever and without any breach of any agreement to which it is a party or by which it is bound. There are no existing impediments to the sale and transfer of the Stock not disclosed to the Buyer

                  (h) Sellers have full right, power, legal capacity and authority to enter into this Agreement and to issue and deliver to Buyer the shares to be so exchanged and delivered to Buyer hereunder.

                  (i) Sellers are not a party to any employment contract or other agreement with any officer or director.

                  (j) Sellers are not in violation of any provision of PWAA's Articles of Incorporation or Bylaws, nor have they defaulted under any agreement or other instrument to which they are a party or by which they are bound.

                  (k) Sellers are not in default in the payment of any of their obligations.

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                  (l) No material  fact  regarding  PWAA and/or its business and
Assets has been omitted which would reasonably affect a prudent investor's decision to acquire the Stock being acquired by Buyer herein to the best of Seller's knowledge, information and belief.

                  (m) No warranty or representation made herein by Sellers, nor any statement given to Buyer by Sellers pursuant hereto, or with respect to the transaction contemplated hereby, contains any untrue statement of material fact or admits to state a material fact necessary to make the statement contained herein not misleading as of the date of this Agreement to the best of its knowledge.

          5.2  Buyer's  Representations  and  Warranties.   In  connection  with
the transaction contemplated by the agreement, Buyer makes the following representations, warranties and covenants as follows:

                  (a) Buyer is a retirement trust duly organized and existing in good standing under the laws of the State of Utah.

                  (b) On or before the Closing Date, Buyer shall have power to enter into and to perform all of its obligations under this Agreement; and the Trustee of Buyer shall have approved, authorized, and ratified the execution and delivery by Buyer of this Agreement.

         5.3 Brokers. Buyer and Sellers mutually represent, warrant and agree that any obligation on the part of Buyer or Sellers with respect to commissions owing to brokers or salesmen for services performed in connection with the purchase or sale of the Shares contemplated by this transaction are not considered as part of this Agreement. Any such amount owed by Buyer or Sellers to said vendors for such services, if any, shall be handled through mutual indemnity by Buyer and/or Sellers apart from this Agreement.

         6.       Indemnification.

         6.l Seller's Indemnity. Sellers indemnify and holds harmless Buyer, its successors and assigns, against any and all losses, costs, expenses and damages resulting from any breach or any representation, warranty or agreement set forth in this Agreement, or the untruth or inaccuracy thereof. Sellers indemnify and holds harmless Buyer against any and all debts, liabilities, choses in action, or claims of any nature, absolute or contingent, together with all expenses and legal fees resulting from any such breach, untruth or inaccuracy, or which may be incurred to compromise or defend such liabilities, choses in action or claims of any nature, absolute or contingent, including, but not limited to, any and all liabilities for federal income or withholding or excise taxes, or state or municipal taxes of any nature. Buyer, its successors and assigns, shall notify Sellers of any such liability, asserted liability, breach of warranty, untruth or inaccuracy of representation, or any claim thereof, with reasonable promptness, and Sellers or their legal representatives shall have, at their election, the right to compromise or defend any such matter involving asserted liability of Sellers or Buyer through counsel of their own choosing at the expense of Sellers. Sellers shall notify Buyer, or its successor or assigns, in writing promptly of its intention to compromise or defend any claim and Buyer, its successors or assigns, shall cooperate with Sellers and their counsel in compromising or defending against any such claim.

         6.2 Buyer's Indemnity. Buyer indemnifies and holds harmless Sellers against all expense or loss incurred resulting from any breach by Buyer of any representation, warranty or covenant of Buyer set forth in this Agreement, or the untruth or inaccuracy thereof.

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         7. Survival.  All of the  covenants,  warranties,  representations  and agreements contained in this Agreement and in all other documents executed and delivered by or on behalf of Sellers to Buyer in order to consummate the transactions contemplated hereby are true as of the date of this Agreement and will survive the closing. Sellers acknowledge that each of the covenants,
warranties,   representations   and  agreements  of  Sellers   contained  herein
constitutes a material inducement to Buyer's execution of this Agreement and the performance of its obligations hereunder and, in the event that any of such covenant, warranty, representation or agreement is untrue or is breached, Buyer shall be entitled to pursue any and all remedies therefore available at law or in equity.

         8.       Arbitration.

         8.l In the event any dispute or controversy arising out of this Agreement cannot be settled by the parties hereto, such controversy or dispute, at the election of any party to the dispute, shall be submitted to arbitration in Las Vegas, Nevada (and for this purpose each party hereby expressly consents to such arbitration in such place). The decision of said arbitrator shall be binding upon the parties hereto for all purposes, and judgment to enforce any such binding decision may be entered in a court of competent jurisdiction.

         8.2 In the event the parties cannot mutually agree upon an arbitrator to settle their dispute or controversy, each party shall then select one arbitrator and the two arbitrators shall select a third arbitrator. At the election of either of the parties hereto, all arbitrators shall be selected pursuant to the then existing rules and regulations of the American Arbitration Association governing commercial transactions.

         8.3 At the request of either party, arbitration proceedings shall be conducted in the utmost secrecy. In such case, all documents, testimony and records shall be available for inspection only by either party and their respective attorneys and experts who shall agree, in advance and in writing, to receive all such information in secrecy. In all other respects, the arbitrators shall conduct all proceedings pursuant to the Uniform Arbitration Act as adopted in the State of Nevada and the then existing rules and regulations of the American Arbitration Association governing commercial transactions to extend such rules and regulations are not inconsistent with such act or this Agreement.

         8.4 The defaulting party shall be responsible for all out-of-pocket expenses the non- defaulting party shall have incurred in this transaction as a result of such default. Upon written notice of such default and expenses, the defaulting party shall pay within ten (l0) days of the receipt of notice of such default the amount of the expenses incurred by the non-defaulting party to such date.

         8.5 In the event a party hereto finds it necessary to employ legal counsel or to bring an action at law or other proceedings against another party to enforce any of the terms, covenants or conditions hereof, the party prevailing in any such action or other proceedings shall be paid all reasonable attorneys fees by the other party, and in the event any judgment is secured by such prevailing party, all such attorneys fees, as determined by the arbitration and/or court, shall be included in any such judgment.





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         9.       Miscellaneous.

         9.1 Any notice to be given by Buyer or Seller shall be given in writing and delivered in person or forwarded by certified mail, postage prepaid, at the address indicated below, unless the party giving any such notice has been notified, in writing, of a change of such address:

     To Sellers:     Professional Wrestling Alliance Corporation
                     5353 Noble Avenue
                     Van Nuys, California 91411

     To Buyer:       A-Z Professional Wrestling Alliance, Inc. Retirement Trust
                     268 West 400 South, Suite 300
                     Salt Lake City, Utah 94101


Any such notice shall be deemed effective five (5) days after posting, if mailed, or upon date of receipt, if delivered.

         9.2 This Agreement contains the complete understandings and agreements of the parties hereto with respect to all matters referred to herein, and all prior representations, negotiations and understandings are superseded hereby and merged into this Agreement. No party shall be liable or bound to any other person hereto in any manner by any agreement, warranty, representation or guarantee, except as specifically set forth herein.

         9.3 Time is of the essence of this Agreement. Except as herein otherwise provided, this Agreement and all of the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, executors, personal representatives, successors and assigns of the parties hereto.

         9.4 If any of the terms or provisions of this Agreement is determined to be invalid, such invalid term or provision shall not affect or impair the remainder of this Agreement, but such remainder shall continue in full force and effect to the same extent as though the invalid term or provision were not contained herein.

         9.5 This Agreement and the rights of the parties hereto shall be governed and construed in accordance with the laws of the State of Nevada.

         9.6 This Agreement may be executed in two or more counterparts, each of which may be executed by one of the parties hereto, with the same force and effect as though all of the parties executing such counterparts have executed but one instrument.

         9.7 No consent or waiver, expressed or implied, by either party to or of any breach or default of the other party in the performance by such other party of its obligations hereunder or of such party's representations and warranties contained herein shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other party of the same or any other obligations of such party hereunder. Failure on the part of any party to complain of any act or failure to act on the part of any other party or to declare such other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such other party of its rights hereunder.

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         9.8 Neither  this  Agreement  nor any term or  provision  hereof may be changed, waived, discharged, or terminated orally, or in any manner other than by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought.

         9.9 The parties hereto agree to execute, acknowledge and deliver such further documents as may be necessary or proper to carry the purpose and intent of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first herein above written.

"BUYER"                                           "SELLERS"

A-Z Professional Consultants, Inc.                Leland L. Stringer
Retirement Trust



By:   /s/ BonnieJean C. Tippetts                  /s/ Barry Vichnick
                                                  ------------------
      Its: Trustee                                Barry Vichnick


                                                  /s/ Allen Nelson
                                                  ----------------
                                                  Allen Nelson

                                                  /s/ Pamela Nissen
                                                  -----------------
                                                  Pamela Nissen

                                                  /s/ Leland Stringer
                                                  -------------------
                                                  Leland Stringer

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